UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 26, 2016

ASHFORD HOSPITALITY PRIME, INC.

(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation)	001- 35972 (Commission File Number)	46-2488594 (IRS Employer Identification No.)

14185 Dallas Parkway, Suite 1100 Dallas, Texas (Address of principal executive offices)	75254 (Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Underwriting Agreement

On April 26, 2016, Ashford Hospitality Prime, Inc.  (the “Company”), Ashford Hospitality Prime Limited Partnership and Ashford Hospitality Advisors LLC entered into an underwriting agreement (the “Underwriting Agreement”) with FBR Capital Markets & Co. as the underwriter named therein (the “Underwriter”), pursuant to which the Company agreed to sell 290,850 shares of the Company’s 5.50% Series B Cumulative Convertible Preferred Stock (the “Series B Preferred Stock”)  at a price to the public of $17.24 per share of Series B Preferred Stock (with underwriting discounts and commissions of 3.15% of gross proceeds and a structuring and advisory fee equal to 1.35% of gross proceeds). Closing of the issuance and sale of the Series B Preferred Stock is scheduled for April 29, 2016. The Company will pay cumulative dividends in cash on the Series B Preferred Stock at a rate of 5.50% per annum on the $25.00 liquidation preference per share of Series B Preferred Stock. The Company will receive net proceeds from the offering of approximately $4.6 million, after deducting underwriting discounts, advisory fees and commissions and estimated offering expenses payable by the Company.  The Company expects to use the net proceeds for general corporate purposes, which may include repurchasing common stock pursuant to the $50 million stock repurchase program that the Company recently announced in connection with the conclusion of the Company’s strategic review process.   The Company conducted the sale of the Series B Preferred Stock pursuant to a contractual obligation incurred by the Company in its initial private placement of $65 million of the Company’s 5.50% Series A Cumulative Convertible Preferred Stock in June 2015 (which was subsequently exchanged for Series B Preferred Stock), and as discussed in the Company’s current report on Form 8-K filed with Securities and Exchange Commission the (the “SEC”) on December 10, 2015.

The offering of the Series B Preferred Stock has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an effective registration statement on Form S-3 (Registration No. 333-200718)  of the Company, as amended, and the prospectus supplement dated April 26, 2016, filed with the SEC pursuant to Rule 424(b) of the Securities Act.

The Underwriting Agreement provides that the obligations of the Underwriter to purchase the Series B Preferred Stock are subject to approval of certain legal matters by counsel to the Underwriter and other customary conditions. The Company has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriter may be required to make because of any of the those liabilities.

The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as Exhibit 1.1 hereto.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 27, 2016, the Company executed the Articles Supplementary Establishing Additional Shares of Series B Preferred Stock (the “Articles Supplementary”) for the purpose of designating an additional 400,000 shares of the Series B Preferred Stock.

The description of the Articles Supplementary contained in this Item 5.03 is qualified in its entirety by reference to the full text of the Articles Supplementary, which is filed as Exhibit 3.7 hereto and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated April 26, 2016, among Ashford Hospitality Prime, Inc., Ashford Hospitality Prime Limited Partnership, Ashford Hospitality Advisors LLC and FBR Capital Markets & Co.
3.1	Articles of Amendment and Restatement of Ashford Hospitality Prime, Inc.
3.2	Articles of Amendment of Ashford Hospitality Prime, Inc.
3.3	Articles Supplementary of Ashford Hospitality Prime, Inc.
3.4

Articles Supplementary for 5.50% Series A Cumulative Convertible Preferred Stock of Ashford Hospitality Prime, Inc., as amended by a Certificate of Correction, as filed with the State Department of Assessments and Taxation of Maryland on June 11, 2015.

3.5

Articles Supplementary for 5.50% Series B Cumulative Convertible Preferred Stock of Ashford Hospitality Prime, Inc., accepted for record and certified by the Maryland State Department of Assessments and Taxation on December 4, 2015.

3.6	Articles Supplementary for the Series C Preferred Stock of Ashford Hospitality Prime, Inc., as filed with the State Department of Assessments and Taxation of Maryland on February 1, 2016.
3.7

Articles Supplementary Establishing Additional Shares of Series B Preferred Stock of Ashford Hospitality Prime, Inc., accepted for record and certified by the Maryland State Department of Assessments and Taxation on April 27, 2016.

5.1	Opinion of Hogan Lovells US LLP regarding legality of the Series B Preferred Stock.
8.1	Opinion of Andrews Kurth LLP regarding tax matters.
23.1	Consent of Hogan Lovells US LLP (included in its opinion filed as Exhibits 5.1).
23.2	Consent of Andrews Kurth LLP (included in its opinion filed as Exhibits 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2016

ASHFORD HOSPITALITY PRIME, INC.

By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated April 26, 2016, among Ashford Hospitality Prime, Inc., Ashford Hospitality Prime Limited Partnership, Ashford Hospitality Advisors LLC and FBR Capital Markets & Co.
3.1	Articles of Amendment and Restatement of Ashford Hospitality Prime, Inc.
3.2	Articles of Amendment of Ashford Hospitality Prime, Inc.
3.3	Articles Supplementary of Ashford Hospitality Prime, Inc.
3.4

Articles Supplementary for 5.50% Series A Cumulative Convertible Preferred Stock of Ashford Hospitality Prime, Inc., as amended by a Certificate of Correction, as filed with the State Department of Assessments and Taxation of Maryland on June 11, 2015.

3.5

Articles Supplementary for 5.50% Series B Cumulative Convertible Preferred Stock of Ashford Hospitality Prime, Inc., accepted for record and certified by the Maryland State Department of Assessments and Taxation on December 4, 2015.

3.6	Articles Supplementary for the Series C Preferred Stock of Ashford Hospitality Prime, Inc., as filed with the State Department of Assessments and Taxation of Maryland on February 1, 2016.
3.7

Articles Supplementary Establishing Additional Shares of Series B Preferred Stock of Ashford Hospitality Prime, Inc., accepted for record and certified by the Maryland State Department of Assessments and Taxation on April 27, 2016.

5.1	Opinion of Hogan Lovells US LLP regarding legality of the Series B Preferred Stock.
8.1	Opinion of Andrews Kurth LLP regarding tax matters.
23.1	Consent of Hogan Lovells US LLP (included in its opinion filed as Exhibits 5.1).
23.2	Consent of Andrews Kurth LLP (included in its opinion filed as Exhibits 8.1).